UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                    September 19, 2000 (September 14, 2000)

                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEVADA                   00-09322                 75-1667097
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                        IDENTIFICATION NO.)

                                  4301 WINDFERN
                              HOUSTON, TEXAS 77041
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 600-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER MATTERS

      iExalt, Inc. ("iExalt") announced the resignations of Chairman and Chief Executive Officer Jack I. Tompkins and board member Jim P. Wise, effective September 13, 2000. Also, iExalt announced the resignation of Chief Operating Officer Kirwin Drouet, effective September 13, 2000. Both the board of directors and the resigning directors and officer stated that the resignations resulted from philosophical management differences. Donald W. Sapaugh, who was the President of iExalt, was elected as its Chairman and Chief Executive Officer. iExalt previously disclosed these resignation in a press release issued to BUSINESS WIRE on September 14, 2000.

      A copy of the press release issued by the Company relating to the acquisition is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) EXHIBITS.

      The following exhibits are filed herewith:

    EXHIBIT NO.     DESCRIPTION
    -----------     -----------

       *99.1        Press Release dated September 14, 2000.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: September 19, 2000.                   iExalt, Inc.


                                            By: /S/ JAMES W. CARROLL
                                                    James W. Carroll
                                                    VICE PRESIDENT AND
                                                    CHIEF ACCOUNTING OFFICER

                                INDEX TO EXHIBITS

      The following exhibits are filed herewith:

    EXHIBIT NO.     DESCRIPTION
    -----------     -----------
       *99.1        Press Release dated September 14, 2000.